SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2004

CSB BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-21714	34-1687530

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 West Jackson Street, P.O. Box 232, Millersburg, Ohio	44654

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (330) 674-9015

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

1

ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 QUARTERLY REPORT OF CSB BANCORP, INC. FOR THE QUARTER ENDED SEPTEMBER 30, 2004

ITEM 9.01 Financial Statements and Exhibits.

(c)	The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Quarterly Report for CSB Bancorp, Inc. for the quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.
	By:	/s/ Paula J. Meiler
Paula J. Meiler
Date: October 18, 2004		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Quarterly Report of CSB Bancorp, Inc. for the quarter ended September 30, 2004.